EATON VANCE GEORGIA MUNICIPAL INCOME FUND

Supplement to Summary Prospectus
dated January 1, 2018

Class B shares of Eaton Vance Georgia Municipal Income Fund (the “Fund”) have been converted into the corresponding Class A shares of the Fund. All references to Class B shares of the Fund are hereby removed.

April 6, 2018	28770 4.6.18